                                              SECURITIES AND EXCHANGE COMMISSION
                                                    Washington, D.C. 20549

                                                           FORM 8-K

                                                        Current Report
                                              Pursuant to Section 13 or 15(d) of
                                             the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2002

                                                    FRONTIER AIRLINES, INC
                                    (Exact name of Registrant as specified in its charter)

                Colorado                               0-24126                         84-1256945
     (State or Other Jurisdiction of                 (Commission            (I.R.S. Employer Identification
             Incorporation)                         File Number)                          No.)

           7001 Tower Road, Denver, CO                                         80249
      (Address of principal executive offices)                                  (zip code)

Registrant's telephone number, including area code: (720) 374-4500

                                                        Not Applicable
                                 (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

Frontier Airlines, Inc. announces that it has received conditional approval from the Air Transportation and Stabilization Board for a $63 million federal loan guarantee of a $70 million commercial loan facility.
The press release dated November 5, 2002 entitled "Frontier Airlines Receives Conditional Approval for
Federal Loan Guarantee" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

 Exhibit No.                         Description

99.1                 Press  release  dated  November 5, 2002  entitled  "Frontier  Airlines  Receives
                     Conditional Approval for Federal Loan Guarantee"

SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         FRONTIER AIRLINES, INC.

Date: November 5, 2002                                    By: /s/
                                                              Jeff S. Potter, President & CEO

                                                          By: /s/
                                                              Paul H. Tate, CFO

EXHIBIT 99.1

[GRAPHIC OMITTED][GRAPHIC OMITTED]
FOR IMMEDIATE RELEASE

                                                                                CONTACT: Tracey Kelly
                                                                                       (720) 374-4504
                                                                     E-mail: corpcomm@flyfrontier.com

                                 Frontier Airlines Receives Conditional Approval for
                                              Federal Loan Guarantee

         DENVER (Nov. 5, 2002) - Frontier Airlines (Nasdaq: FRNT) today announced it has received conditional approval from the Air Transportation Stabilization Board (ATSB) for a $63 million federal loan guarantee of a $70 million commercial loan facility.

         "On behalf of Frontier's 3,000 employees, we are extremely appreciative of the government's recognition of Frontier's solid business plan and the value Frontier's presence brings to aviation in our country," said Frontier President and CEO Jeff Potter. "During the past eight years, the employees of Frontier have worked hard to create a strong, economically viable airline that brings affordable, competitive air service to millions of air travelers each year.

         "The events of September 11 and its aftershocks have had a debilitating effect on the capital markets. We are in the midst of our fleet improvement/transition plan, and access to capital is a critical '
success factor. Obtaining conditional approval for this government backed loan helps to ensure that we can continue our business strategy, bring competitive air travel options to more communities and preserve competition in the aviation industry. We are especially grateful for the professional manner in which the ATSB and their staff conducted this process. We found their knowledge of our industry and the unique challenges we face to be thorough and comprehensive, and we thank them for their efforts.

         "Congress enacted the ATSB loan guarantee program in September 2001 in order to provide financial stability for airlines impacted by the September 11 terrorist attacks. Subject to satisfaction of the conditions imposed by the ATSB and obtaining the necessary internal approvals, Frontier Airlines expects to obtain funds from the ATSB supported loan transaction in its current quarter.

Denver-based Frontier Airlines employs approximately 3,000 aviation  professionals and is the second largest jet service carrier at Denver International Airport.  The airline offers service to 37 cities with a fleet of 34 aircraft, which feature a single-class configuration.  In 1999, 2000 and 2001, Frontier's maintenance and engineering department received the Federal Aviation Administration's  highest award, the Diamond
Certificate of Excellence, in recognition of 100 percent of its maintenance and engineering employees completing advanced aircraft maintenance training programs.  In April 2002, Entrepreneur ranked Frontier one of two "Best Low-Fare  Airlines," and in September 2001,  Fortune ranked Frontier 41st on its 100
Fastest Growing Companies list.  Frontier  provides capacity  information and other operating  statistics on its Web site, which may be viewed at WWW.FRONTIERAIRLINES.COM.

Legal Notice Regarding Forward-Looking Statements

Frontier notes that this press release contains forward-looking statements and that certain information contained in this press release involves risks and uncertainties that could result in actual results differing materially from expected results.  These statements include, but are not limited to,  Frontier's ability to receive the ATSB supported loan, and statements relating to future operations and business model of the airline.  Forward-looking statements represent the Company's expectations and beliefs concerning future events, based on information  available to the Company as of the date of this press release.
Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Some of the factors that could significantly impact the forward-looking  statements in this press release include,  but are not limited to: the inability to reach final agreement with all parties involved with the loan transaction supported by the ATSB; the inability to obtain all necessary consents and approvals to proceed with the loan transactions;  the inability of Frontier to meet its financial  forecasts;  significant restructuring of the airline industry and Frontier's direct competitors;  the higher costs of aircraft insurance coverage for future claims caused by acts of war,  terrorism, sabotage, hijacking and other similar perils;  and additional incidents, including a potential war with Iraq, that could cause the public to question the safety  and/or  efficiency of air travel or disrupt the availability of fuel supplies at commercially reasonable prices.  The Company undertakes no obligation to publicly update \
or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.  Additional information regarding these and other factors may be contained in the Company's SEC filings, including without limitation, the Company's 10-Q for its fiscal first quarter ended June 30, 2002 and the Company's 10-K for its fiscal year ended March 31, 2002.